UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23616

Aspiriant Risk-Managed Real Assets Fund

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

Registrant's telephone number, including area code: (414) 299-2217

Date of fiscal year end: March 31

Date of reporting period: March 31, 2025

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

ASPIRIANT RISK-MANAGED REAL ASSETS FUND

Annual Report

March 31, 2025

ASPIRIANT RISK-MANAGED REAL ASSETS FUND

2

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
LETTER TO SHAREHOLDERS
March 31, 2025 (Unaudited)

The Aspiriant Risk-Managed Real Assets Fund (“XARAX” or the “Fund”) returned 6.46% for the one-year period ended March 31, 2025. Over the same period, the Fund’s benchmark, the Dow Jones Global Select Real Estate Securities Index (the “Benchmark”), returned 6.16%.

The Fund has an allocation to marketable securities through the use of exchange-traded funds (ETFs) and mutual funds. This allocation is used to provide the Fund a level of liquidity and broad exposure to global real assets including, but not limited to, publicly traded real estate, infrastructure companies, and commodities. Public US real estate had positive returns for the year but with a wild ride due to rate hikes at the beginning of the year and then optimism around the Federal Reserve’s ability to engineer a “soft landing” of the US economy. Funds that focused on US real estate outperformed the Benchmark, such as the Principal Real Estate Securities Fund and the Vanguard Real Estate ETF. But, those with a more global focus trailed the Benchmark, such as the Fidelity International Real Estate Fund. The commodity exposure in the Fund is focused on precious metals. That exposure added value to the Fund as gold outperformed the Benchmark.

The ability to invest in private real estate and other private real assets is one of the potential advantages of the Fund. The exposures to commingled limited partnerships and non-traded real estate investment trust provide a mix of private high-quality real estate, infrastructure assets and absolute return strategies. These allocations were generally mixed during the fiscal year. Real estate focused managers either underperformed the Benchmark or were just slightly ahead, while those assets focused on infrastructure and real estate debt outperformed the Benchmark.

Lastly, the Fund’s allocations to private real assets outperformed the Benchmark for the fiscal year as equity markets experienced volatility throughout the year and ended the year in positive territory. Several strategies that had mark ups to their portfolios include those that have data center and specialty real estate exposures.

Thank you for your investment in the Fund.

John Allen
Portfolio Manager
Chief Investment Officer, Aspiriant, LLC

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as a recommendation by the Fund, Aspiriant, LLC (“Aspiriant” or the “Investment Manager”) or the distributor.

An investment in the Shares is not suitable for you if you need foreseeable access to the money you invest. The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund is subject to substantial risks — including market risks, industry concentration risks, strategy risks, valuation risks, and investment advisers to the Investment Funds (the “Underlying Manager”) risks. The Fund allocates its assets to Underlying Managers and invests in Investment Funds that invest in and actively traded securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be

3

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
LETTER TO SHAREHOLDERS (Continued)
March 31, 2025 (Unaudited)

entitled to the various protections afforded by the 1940 Act with respect to its investments in Investment Funds. The Investment Manager will not have any control over the Underlying Managers, thus there can be no assurances that an Underlying Manager will manage its Investment Funds in a manner consistent with the Fund’s investment objective.

The Fund intends to offer to repurchase approximately 5% of its outstanding Shares (generally each quarter), and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased. The decision to offer to repurchase Shares is at the sole discretion of the Board of Trustees (the “Board”) and the Board may, under certain circumstances, elect not to offer to repurchase Shares. Various other types of risks are also associated with investments in the Fund, including risks relating to the fund of funds structure of the Fund, risks relating to compensation arrangements and risks relating to industry concentration.

Each prospective investor in the Fund will be required to certify that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended. The criteria for qualifying as an “accredited investor” are set forth in the investor application that must be completed by each prospective investor.

The views expressed are those of the authors at the time created. They do not necessarily reflect the views of other persons in the Aspiriant organization. These views are subject to change at any time based on market and other conditions, and Aspiriant disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Aspiriant portfolio.

Please consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus that contains this and other information about the Fund is available by calling 1-877-997-9971 and should be read carefully prior to investing.

The below referenced, unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in their underlying securities.

The Dow Jones Global Select Real Estate Securities Index is a float-adjusted, market capitalization weighted index that is a measure of the types of global real estate securities that represent the ownership and operation of commercial or residential real estate. In order to be included in the index, a company must be both an equity owner and operator of commercial and/or residential real estate, have a minimum total market capitalization of $200 million at its time of inclusion, have at least 75% of its total revenue derived from the ownership and operation of real estate assets, and the liquidity of its stock must be commensurate with that of other institutionally held real estate securities. It is not possible to invest directly in an index.

Aspiriant Risk-Managed Real Assets Fund is distributed by Distribution Services, LLC. Aspiriant serves as the investment manager of the Fund. Distribution Services, LLC and Aspiriant are unaffiliated.

4

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
GROWTH OF A $25,000 INVESTMENT AND FUND PERFORMANCE
March 31, 2025 (Unaudited)

The above graph compares a hypothetical $25,000 investment in the Fund’s Shares, made at its inception, with similar investment in the Dow Jones Global Select Real Estate Securities Index (DWGRST).

Total Returns as of March 31, 2025	1 Year	Annualized Since Inception*
Aspiriant Risk-Managed Real Assets Fund	6.46%	4.53%
DWGRST(1)	6.16%	2.15%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-997-9971, or go to www.aspiriantfunds.com.

The Investment Manager has entered into an investment management fee limitation agreement with the Fund. Effective August 1, 2024, the Investment Manager has agreed to waive its advisory fee from 0.50% to 0.17% through August 1, 2025. Prior to August 1, 2024, the Investment Manager waived its advisory fee from 0.50% to 0.10%. This arrangement may be terminated only by the Fund’s Board of Trustees.

*    For the period close of business April 1, 2021 (commencement of operations) through March 31, 2025.

(1)      The DWGRST tracks the performance of equity real estate investment trusts and real estate operating companies traded globally. Returns include the reinvestment of distributions but do not consider sales charges. Performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The above referenced unmanaged index does not reflect the deduction of fees and taxes associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest in an index, although they can invest in their underlying securities.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2025

	Type of Investment	Units / Shares	Cost	Fair Value
MARKETABLE SECURITIES (36.57%)
EXCHANGE-TRADED FUNDS (15.90%)
Invesco S&P Global Water Index ETF	Exchange-traded fund	71,325	$4,156,118	$3,972,089
Invesco Water Resources ETF	Exchange-traded fund	36,903	2,499,696	2,380,982
iShares Gold Trust[a]	Exchange-traded fund	203,095	7,618,104	11,974,481
Vanguard Global ex-U.S. Real Estate ETF[b]	Exchange-traded fund	53,686	2,384,801	2,172,136
Vanguard Real Estate ETF[b]	Exchange-traded fund	87,289	8,162,987	7,903,146
Vanguard Short-Term Inflation-Protected Securities ETF	Exchange-traded fund	2,226	108,320	111,077
TOTAL EXCHANGE-TRADED FUNDS			24,930,026	28,513,911

MUTUAL FUNDS (20.67%)
Fidelity International Real Estate Fund	Mutual Fund	891,457	8,237,812	8,174,665
GMO Resources Fund - Class VI	Mutual Fund	101,374	2,344,057	1,739,578
Lazard Global Listed Infrastructure - Institutional Portfolio	Mutual Fund	563,674	8,936,602	9,356,994
Principal Real Estate Securities Fund - Class Ib	Mutual Fund	614,906	17,603,221	17,807,690
TOTAL MUTUAL FUNDS			37,121,692	37,078,927

TOTAL MARKETABLE SECURITIES			62,051,718	65,592,838
	Investment Strategy				Acquisition Date
PORTFOLIO FUNDS[c] (69.23%)
MEMBERSHIP INTERESTS (7.44%)
Green Courte Real Estate Partners III, LLC[a,b]	Private Real Estate		$—	$839,213	12/6/2011
Prime Property Fund, LLC	Private Real Estate	647	9,942,744	12,513,220	9/28/2017
TOTAL MEMBERSHIP INTERESTS			9,942,744	13,352,433

NON-TRADED REAL ESTATE INVESTMENT TRUST (2.91%)
Blackstone Real Estate Income Trust, Inc. - Class I	Private Real Estate	377,547	4,339,978	5,212,112	6/1/2021
TOTAL NON-TRADED REAL ESTATE INVESTMENT TRUST			4,339,978	5,212,112

PARTNERSHIP INTERESTS (58.88%)
Bayview MSR Opportunity Offshore, L.P.[a]	Private Credit		10,000,000	10,772,428	2/29/2024
Beacon Capital Strategic Partners VI, L.P.[a,b]	Private Real Estate		419,152	14,343	2/15/2011
Carmel Partners Investment Fund III, L.P.[a,b]	Private Real Estate		—	382,515	6/29/2010
Carmel Partners Investment Fund V, L.P.[a]	Private Real Estate		1,798,799	5,054,875	8/8/2014
CBRE U.S. Core Partners, LP	Private Real Estate	7,604,024	12,002,060	12,034,314	7/1/2020
Cerberus Institutional Real Estate Partners III, L.P.[a]	Private Real Estate		—	2,286,365	4/29/2013
Cross Lake Real Estate Fund III L.P.[a,b]	Private Real Estate		2,696,879	4,006,523	10/11/2019
Electron Global Fund, L.P.[a]	Long/Short		6,000,000	6,947,753	6/1/2021
Energy Impact Fund II, L.P.[a]	Infrastructure		4,360,885	4,185,173	10/28/2021
GCP VI Feeder A, LPa	Private Real Estate		361,703	300,085	12/16/2024

6

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
As of March 31, 2025

	Investment Strategy	Units / Shares	Cost	Fair Value	Acquisition Date
PORTFOLIO FUNDS[c] (Continued)
PARTNERSHIP INTERESTS (Continued)
GEM Realty Securities Flagship, L.P.[a]	Long/Short		$—	$7,400,534	8/3/2009
GI Data Infrastructure Fund L.P.[a,b]	Infrastructure		8,302,701	11,130,906	7/24/2020
Hampshire Partners Fund VIII, L.P.[a,b]	Private Real Estate		—	21,582	11/15/2010
Heitman America Real Estate Trust L.P.	Private Real Estate	2,549	2,300,218	3,167,158	7/5/2018
HighBrook Property Fund IV (TEF), L.P.[a]	Private Real Estate		10,320,707	11,226,144	9/30/2023
Metropolitan Real Estate Partners International III-T, L.P.[a,b]	Private Real Estate		403,544	119,491	12/30/2009
Paladin Realty Brazil Investors III (US-A), L.P.[a,b,d]	Private Real Estate		2,278,778	50,027	6/17/2011
Paulson Real Estate Fund II, L.P.[a,b]	Private Real Estate		—	5,670,235	5/24/2013
Rush Island, LPa	Long/Short		3,000,000	3,454,474	7/1/2022
Sculptor Real Estate Fund IV L.P.[a,b]	Private Real Estate		6,520,962	6,286,102	4/6/2020
SecureSpace Property Partners L.P.[a]	Private Real Estate		7,045,099	7,179,020	12/7/2022
Sustainable Asset Fund III, L.P.[a]	Infrastructure		3,874,546	3,938,955	12/13/2021
TOTAL PARTNERSHIP INTERESTS			81,686,033	105,629,002

TOTAL PORTFOLIO FUNDS			95,968,755	124,193,547
	Type of Investment	Principal Amount
SHORT-TERM INVESTMENT (1.08%)
UMB Bank, Money Market Special II, 4.19%[b,e]	Bank Deposit	$1,932,052	1,932,052	1,932,052
TOTAL SHORT-TERM INVESTMENT			1,932,052	1,932,052

TOTAL INVESTMENTS (106.88%)			$159,952,525	$191,718,437
Liabilities in excess of other assets (-6.88%)				(12,336,463)

TOTAL NET ASSETS (100.00%)				$179,381,974

a     Non-income producing security.

b     All or a portion of this investment is made through the wholly owned subsidiary Aspiriant RMRA (Subholding) Inc. (see Note 2).

c     Portfolio Funds are generally offered in private placement transactions and as such are illiquid and generally restricted as to resale (see Notes 3 & 5).

d     Affiliated investment for which ownership exceeds 5% of the investment’s capital (see Note 5).

e     The rate is the annualized seven-day yield at period end.

All investments are domiciled in the United States of America.

See accompanying Notes to Consolidated Financial Statements.

7

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
CONSOLIDATED SUMMARY OF INVESTMENTS
As of March 31, 2025

Security Type	Percent of Total Net Assets
MARKETABLE SECURITIES
Exchange-Traded Funds	15.90%
Mutual Funds	20.67
TOTAL MARKETABLE SECURITIES	36.57
PORTFOLIO FUNDS
Membership Interests	7.44
Non-Traded Real Estate Investment Trust	2.91
Partnership Interests	58.88
TOTAL PORTFOLIO FUNDS	69.23
SHORT-TERM INVESTMENT	1.08
TOTAL INVESTMENTS	106.88
Liabilities in excess of other assets	(6.88)
TOTAL NET ASSETS	100.00%

See accompanying Notes to Consolidated Financial Statements.

8

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2025

ASSETS:
Unaffiliated investments, at fair value (cost $157,673,747)	$191,668,410
Affiliated investments, at fair value (cost $2,278,778)	50,027
Cash held in escrow	290,707
Tax refund receivable	755,488
Taxes withheld by Portfolio Funds	476,662
Due from Portfolio Funds	97,971
Dividend receivable	3,219
Other receivable	54,108
Prepaid expenses	25,329
Total Assets	$193,421,921

LIABILITIES:
Payable for shares redeemed	$9,963,212
Subscriptions received in advance	175,000
Current tax liability	3,088,298
Deferred tax liability	513,637
Management fee payable	80,788
Administration and accounting fees payable	48,030
Administrative services fees payable	47,522
Custody fees payable	5,760
Transfer agent fees and expenses payable	2,848
Other expenses payable	114,852
Total Liabilities	14,039,947

Commitments and contingencies (see Note 3)

NET ASSETS	$179,381,974

NET ASSETS CONSIST OF:
Paid-in capital (unlimited shares authorized, par value of $0.001 per share)	137,388,938
Total distributable earnings	41,993,036
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$179,381,974

SHARES ISSUED AND OUTSTANDING	16,632,296
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.79

See accompanying Notes to Consolidated Financial Statements.

9

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2025

INVESTMENT INCOME:
Dividend income from unaffiliated marketable securities	$1,714,809
Income distributions from unaffiliated Portfolio Funds	1,177,942
Interest income from unaffiliated investments	654
Total Income	2,893,405

EXPENSES:
Management fee	940,994
Administration and accounting fees	193,219
Administrative services fees	188,199
Legal fees	179,892
Audit and tax fees	94,900
Trustees’ fees and expenses	72,000
Shareholder reporting expenses	36,998
Transfer agent fees and expenses	34,093
Registration fees	32,834
Compliance fees	27,349
Custody fees	25,319
Professional fees	7,076
Insurance fees	6,060
Repurchase Facility commitment fee	4,375
Other expenses	29,689
Total expenses	1,872,997
Expenses waived by Investment Manager	(664,583)
Net expenses	1,208,414
Net investment income before taxes	1,684,991
Current tax (expense)/benefit	(608,753)
Net investment income, net of income tax	1,076,238

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Unaffiliated investments	9,457,690
Affiliated investments	867,252
Current tax (expense)/benefit	(2,438,118)
Net realized gain on investments, net of income tax	7,886,824
Capital gain distributions from unaffiliated marketable securities	365,252
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	654,169
Affiliated investments	(343,180)
Deferred tax (expense)/benefit	2,095,598
Total net change in unrealized appreciation (depreciation), net of deferred income tax	2,406,587
Total net realized and unrealized gain (loss), net of income tax	10,658,663
Net increase in Net Assets Resulting from Operations	$11,734,901

See accompanying Notes to Consolidated Financial Statements.

10

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024
CHANGE IN NET ASSETS FROM:
OPERATIONS:
Net investment income, net of income tax	$1,076,238	$520,745
Net realized gain (loss) on investments, net of income tax	7,886,824	(6,780,760)
Capital gain distributions from marketable securities	365,252	—
Net change in unrealized appreciation (depreciation) on investments, net of deferred income tax	2,406,587	10,884,785
Change in Net Assets Resulting from Operations	11,734,901	4,624,770

DISTRIBUTIONS TO SHAREHOLDERS:
Income and capital gain distributions	(4,277,767)	—
Change in Net Assets Resulting from Distributions	(4,277,767)	—

CAPITAL SHARE TRANSACTIONS:
Shares sold	6,865,000	14,368,000
Shares issued for reinvestment of distributions	3,467,745	—
Shares redeemed	(18,215,363)	(10,483,006)
Contribution by Investment Manager (see Note 6)	—	1,281,922
Change in Net Assets Resulting from Capital Transactions	(7,882,618)	5,166,916

Change in Net Assets	$(425,484)	$9,791,686

NET ASSETS:
Beginning of period	179,807,458	170,015,772
End of period	$179,381,974	$179,807,458

TRANSACTIONS IN SHARES:
Shares sold	657,810	1,433,627
Shares issued for reinvestment of distributions	325,916	—
Shares redeemed	(1,692,025)	(1,031,242)
Change in Shares Outstanding	(708,299)	402,385

See accompanying Notes to Consolidated Financial Statements.

11

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$11,734,901
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(104,664,097)
Proceeds from sale of long-term investments	95,591,267
Realized gain distribution proceeds	5,432,629
Return of capital distribution proceeds	5,195,678
Proceeds from short-term investments, net	1,155,765
Net realized gain (loss) on:
Unaffiliated Investments	(9,457,690)
Affiliated Investments	(867,252)
Capital gain distributions from marketable securities	(365,252)
Net change in unrealized (appreciation) depreciation on:
Unaffiliated Investments	(654,169)
Affiliated Investments	343,180
Change in operating assets and liabilities:
Due from Portfolio Funds	(4,030)
Taxes withheld by Portfolio Funds	(476,662)
Dividend receivable	10,230
Other receivable	2,048
Repurchase Facility commitment fee receivable	17,500
Prepaid expenses	(1,477)
Deferred tax liability	(2,095,598)
Current tax liability	3,046,871
Management fee payable	34,853
Administrative services fees payable	1,587
Administration and accounting fees payable	(1,128)
Transfer agent fees and expenses payable	(171)
Custody fees payable	791
Other expenses payable	(8,240)
Net Cash Provided by Operating Activities	3,971,534

CASH FLOWS FROM FINANCING ACTIVITIES:
Shares sold (net of subscriptions received in advance)	4,380,000
Distributions (net of reinvestment of distributions)	(810,022)
Shares redeemed (net of payable for shares redeemed)	(10,440,309)
Contribution by Investment Manager (net of due from Investment Manager)	456,720
Net Cash Used by Financing Activities	(6,413,611)

Net Change in Cash and Cash held in escrow	(2,442,077)

Cash and Cash held in escrow at Beginning of Year[1]	2,732,784

Cash and Cash held in escrow at End of Year[1]	$290,707

Supplemental schedule of non-cash activity:
Reinvestment of distributions	$3,467,745

1     Cash includes cash and cash held in escrow, as outlined further on the Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Consolidated Financial Statements.

12

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
FINANCIAL HIGHLIGHTS

Per share data and ratios for a share outstanding throughout the period.

	For the Year Ended March 31, 2025*	For the Year Ended March 31, 2024*	For the Year Ended March 31, 2023**	For the Year Ended March 31, 2022**[1]
Net Asset Value, Beginning of Period	$10.37	$10.04	$11.07	$10.00

Income from Investment Operations:
Net investment income[2]	0.06	0.03	0.09	0.17
Net realized and unrealized gain (loss) on investments	0.61	0.30	(0.86)	1.45
Total from investment operations	0.67	0.33	(0.77)	1.62

Less Distributions:
From net investment income	—	—	—	(0.34)
From net realized gain	(0.25)	—	—	(0.17)
From return of capital	—	—	(0.26)	(0.04)
Total distributions	(0.25)	—	(0.26)	(0.55)

Net Asset Value, End of Period	$10.79	$10.37	$10.04	$11.07

Total Return	6.46%	3.29%	(6.91)%	16.60%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$179,382	$179,807	$170,016	$182,884
Net investment income[3,4]	0.57%	0.29%	0.80%	1.51%
Expenses before expense waiver and tax expense/(benefit)[3,5]	0.99%	1.07%	1.01%	0.92%
Expense waiver	(0.35)%	(0.40)%	(0.40)%	(0.40)%
Expenses net of expense waiver, but before tax expense/(benefit)[3,6]	0.64%	0.67%	0.61%	0.52%
Income taxes/(benefit)[7]	0.51%	0.52%	(0.37)%	1.60%
Expenses net of expense waiver and after tax expense/(benefit)[3,8]	1.15%	1.19%	0.24%	2.12%
Portfolio turnover rate	51%	69%	19%	15%

*    Includes consolidated accounts of Aspiriant RMRA (Subholding) Inc. (see Note 2).

**    The financial highlights for the years ended March 31, 2023 and 2022 reflect restated values (see Note 11 - Restatement in the Notes to Financial Statements for the years ended March 31, 2023 and 2022).

1     Reflects operations from April 1, 2021 (commencement of operations) to March 31, 2022.

2     Per share data is computed using the average shares method.

3     The ratios of expenses and net investment income or loss to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

4     Includes income tax expense of 0.14%, 0%, 0.02% and 0.32% derived from income for the years ended March 31, 2022, March 31, 2023, March 31, 2024 and March 31, 2025, respectively.

5     Represents the ratio of expenses to average net assets excluding the expense waiver by the Investment Manager and current and deferred tax expense/(benefit) (see Notes 6 and 8).

13

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
FINANCIAL HIGHLIGHTS (Continued)

Per share data and ratios for a share outstanding throughout the period.

6     Represents the ratio of expenses to average net assets including the expense waiver by the Investment Manager and excluding current and deferred tax expense/(benefit) (see Notes 6 and 8).

7     Includes current and deferred tax expense/(benefit) derived from the net investment income/loss and realized and unrealized gains/losses (see Note 8).

8     Represents the ratio of expenses to average net assets including the expense waiver by the Investment Manager and current and deferred tax expense/(benefit) (see Notes 6 and 8).

See accompanying Notes to Consolidated Financial Statements.

14

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements
March 31, 2025

1.   ORGANIZATION

Aspiriant Risk-Managed Real Assets Fund is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates under an Agreement and Declaration of Trust dated October 26, 2020. The Fund commenced its operations on April 1, 2021, after the conversion of the Global Real Estate Opportunities, L.P. (the “Private Fund”), a privately offered investment fund managed by the Investment Manager (as defined below) with investment policies, objectives, guidelines, and restrictions that were in all material respects equivalent to those of the Fund. The Fund offers shares of beneficial interest (“Shares”). Aspiriant, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The investment objective of the Fund is to seek long term capital appreciation. The Fund is a “fund of funds” that intends to invest primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”) that invest substantially all their assets in real estate, infrastructure, commodities and other real asset securities and funds. Under normal circumstances, the Fund intends to invest at least 80% of its net assets in Investment Funds that hold equity, debt and other economic interests in real assets or real asset companies.

The Board of Trustees (the “Board”) of the Fund has the overall responsibility for monitoring the operations of the Fund, including the Investment Manager.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation and Use of Estimates — The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”). The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Segment Reporting — The Fund operates as a single operating and reporting segment. The Fund’s long-term strategic asset allocation is predetermined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by certain officers of the Fund, acting as the Chief Operating Decision Maker (the “CODM”). The CODM is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

Consolidation of a Subsidiary — Aspiriant RMRA (Subholding) Inc. (the “Subsidiary), is a wholly-owned Delaware corporate subsidiary of the Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash Flows and the Consolidated Financial Highlights of the Fund include the accounts of its Subsidiary. As of and for the year ended March 31, 2025, all intercompany accounts and transactions have been eliminated in consolidation. The inception date of the Subsidiary was October 1, 2023. On March 31, 2025, the Subsidiary had net assets of $27,797,885 which equals 15.5% of the Fund’s net assets.

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ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements (Continued)
March 31, 2025

2.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash — Cash and cash held in escrow for Shares tendered and Shares received in advance, if any, may include demand deposits. Such deposits, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

Investment Valuation — The Board has delegated day-to-day management of the valuation process to the Investment Manager as the appointed Valuation Designee, which has established a valuation committee to carry out this function. The Valuation Designee is subject to the oversight of the Board. The Valuation Designee is responsible for assessing and managing key valuation risks, and is generally to review valuation methodologies, valuation determinations, and any information provided by the Investment Manager.

Investments in Portfolio Funds — As a practical expedient, the Fund estimates the fair value of interests in Portfolio Funds (“Portfolio Funds’ Interests”) that do not have a readily determinable fair value using the net asset value (“NAV”) per share (or equivalent, such as member units, or an ownership interest in partners’ capital to which a proportionate share of net assets is attributed) of the Portfolio Funds as determined by the respective investment manager (“Portfolio Fund’s Manager”), if the NAV per share of the Portfolio Fund (or its equivalent) is calculated in a manner consistent with measurement principles in ASC 946 as of the reporting entity’s measurement date. If the NAV per share (or its equivalent) of the Portfolio Fund is not as of the Fund’s measurement date or is not calculated in a manner consistent with the measurement principles of ASC 946, the Fund may adjust the most recent NAV per share (or its equivalent) as necessary in order to estimate the fair value for the Portfolio Fund in a manner consistent with the measurement principles of ASC 946 as of the Fund’s measurement date. The Fund will deviate from the NAV (or its equivalent) if it is probable at the measurement date that the Fund will redeem a portion of a Portfolio Fund at an amount different from the NAV per share (or its equivalent).

Investments in Portfolio Funds are subject to the terms of the Portfolio Funds’ offering documents. Valuations of Portfolio Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Portfolio Funds’ Managers as required by the Portfolio Funds’ offering documents. If the Valuation Designee determines that the most recent NAV (or its equivalent) reported by the Portfolio Fund does not represent fair value or if the Portfolio Fund fails to report a NAV to the Fund, a fair value determination is made under procedures established by and under the general supervision of the Valuation Designee. Because of the inherent uncertainty in valuation, the estimated values may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Valuation Designee, or the Portfolio Funds’ Managers should prove to be incorrect. The Portfolio Funds’ Managers only provide determinations of the NAV of each Portfolio Fund on a monthly/quarterly basis, in which event it will not be possible to determine the NAV of the Fund more frequently. The Portfolio Funds’ Interests in which the Fund invests or plans to invest are generally illiquid. The Fund may not be able to dispose of Portfolio Funds’ Interests that it has purchased. As of March 31, 2025, investments in Portfolio Funds were valued at $124,193,547, which represented 69.23% of the NAV of the Fund.

Investments in Marketable Securities — Investments in marketable securities listed or traded on an exchange are valued at their last traded price, as of the exchange’s official close of business. The Fund does not adjust the quoted price for these investments even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share, with the exception of exchange-traded open-end investment companies which are priced as marketable securities.

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ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements (Continued)
March 31, 2025

2.   SIGNIFICANT ACCOUNTING POLICIES (Continued)

Investment Transactions and Related Investment Income — All investment transactions are recorded on the trade date. Interest income on cash held in the Fund’s interest-bearing accounts is recognized on an accrual basis. Dividend income is recorded on ex-dividend dates. Distributions from marketable securities are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Distributions received from Portfolio Funds are recorded on the effective date, based on the character determined by the Portfolio Fund. Return of capital or security distributions received from Portfolio Funds and securities are accounted for as a reduction to cost. Net realized gain or loss on investments includes net investment gains or losses from marketable securities and realized gains or losses indirectly allocated to the Fund from investments in Portfolio Funds. Realized gains and losses from investments in Portfolio Funds are recognized when reported by those Portfolio Funds. Realized gains and losses from other investments are recorded on a specific identification basis.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollar equivalents using period-end spot foreign currency exchange rates. Purchases and sales of investments, and their related income and expenses are translated at the rate of exchange on the respective dates of such transactions. Realized and unrealized gains and losses resulting from foreign currency changes are reflected in the Consolidated Statement of Operations as a component of net realized gain/(loss) and net change in unrealized appreciation on marketable securities and Portfolio Funds.

Federal Income Taxes — See Note 8 — Federal Tax Information for more detailed federal tax information. Effective September 30, 2024, the Fund changed its tax year end from October 31 to September 30.

It is the Fund’s intention to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RIC”). As provided therein, in any tax year in which a Fund generates 90% of its gross income from qualifying sources under Section 851(b)(2) of the Internal Revenue Code, a Fund’s portfolio holds at least 50% of its assets in qualifying assets at the end of each quarter, and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. If, in any tax year, the Fund does not meet the requirements to qualify as a RIC, the Fund will be treated as a taxable corporation for federal income tax purposes and as such will be obligated to pay federal, state and local income tax on taxable income.

The Subsidiary is a wholly owned taxable domestic corporation for tax reporting and has a tax year end of September 30. The Subsidiary is subject to federal, state and local income taxes.

FASB ASC Topic 740, Income Taxes (“ASC 740”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax return to determine whether these positions meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination by a taxing authority. A tax position that meets the “more likely than not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations.

ASC 740 requires management of the Fund to analyze all open tax years for all major jurisdictions that may be subject to examination by a tax authority. The open tax years include the current year plus the prior three tax years, or all years if the Fund has been in existence for less than three years. As of and during the year ended March 31, 2025, the Fund did not record a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements (Continued)
March 31, 2025

3.   FAIR VALUE DISCLOSURE

In accordance with FASB ASC 820-10, Fair Value Measurement (“ASC 820”), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level I measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level III measurements). ASC 820 provides three levels of the fair value hierarchy as follows:

Level I — Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date and on an-ongoing basis. Investments in marketable securities are classified at Level I in the fair value hierarchy.

Level II — Valuations based on observable inputs other than quoted prices in active markets for identical assets or liabilities.

Level III — Valuation techniques that require inputs that are both significant to the fair value measurement and are unobservable (e.g. supported by little or no market activity).

The following table summarizes the valuation of the Fund’s investments as of March 31, 2025, by the fair value hierarchy levels:

	Fair Value Measurements
Investments	Level I	Level II	Level III	NAV as Practical Expedient	Total
Marketable Securities	$65,592,838	$—	$—	$—	$65,592,838
Portfolio Funds	—	—	—	124,193,547	124,193,547
Short-term investment	1,932,052	—	—	—	1,932,052
Total Investments	$67,524,890	$—	$—	$124,193,547	$191,718,437

Investments in Portfolio Funds valued at the NAV as practical expedient are not required under U.S. GAAP to be classified in the fair value hierarchy, however, they are included in the table above to reconcile the total value of investments.

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ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements (Continued)
March 31, 2025

3.   FAIR VALUE DISCLOSURE (Continued)

A listing of the Portfolio Fund types held by the Fund and the related attributes, as of March 31, 2025 are shown in the table below:

Investment Category	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life*	Redemption Frequency*	Notice Period (in days)	Redemption Restriction Terms*
Core(1)	$61,502	$—	Indefinite	Monthly- Quarterly	0-180	May be subject to lockup periods of up to 1 year, and/or investor and/or fund level gates of up to 3.75%-25% per withdrawal date
Opportunistic(2)	62,692	15,518	Up to 12 years, subject to extension	None	N/A	N/A
	$124,194	$15,518(3)

(1)      Investments in commingled limited partnerships that have exposure to a range of security types.

(2)      Consists of investments in the equity and/or debt of private and public real estate operating companies or developers either directly or indirectly through a commingled limited partnership.

(3)      As of March 31, 2025, the Fund had total outstanding commitments of $15,518,107 to the partnership interests of Portfolio Funds.

*    The information summarized in the table above represents the general terms for the specified asset class. Individual Portfolio Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

4.   RISK FACTORS

The Fund’s investment activities expose it to various risks, which are associated with the markets and the financial instruments in which it invests (as discussed in Notes 2 and 3). The following summary is not intended to be a comprehensive summary of all risks inherent in investing in the Fund.

Credit — Financial instruments which potentially subject the Fund to concentrations of credit risk consist primarily of cash and cash equivalents, including cash held in escrow. Substantially, all of the Fund’s cash is deposited with one financial institution. Deposits, at times, may be in excess of federally insured limits. The Fund has not experienced any losses on its cash and cash equivalents, nor does it believe it is exposed to any significant credit risk.

Liquidity Constraints of Portfolio Funds — Since the Fund may make additional investments in or effect withdrawals from a Portfolio Fund only at certain times pursuant to limitations set forth in the governing documents of the Portfolio Fund, the Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding the Portfolio Funds vary from fund to fund. Therefore, the Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so. Some Investment Funds may impose early redemption fees while others may not. This may adversely affect the

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ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements (Continued)
March 31, 2025

4.   RISK FACTORS (Continued)

Fund’s investment return or increase the Fund’s expenses and limit the Fund’s ability to make offers to repurchase Shares from shareholders. Portfolio Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest in an Investment Fund, it may receive securities that are illiquid or difficult to value.

Limited Liquidity — Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that a shareholder will be able to tender its Shares when or in the amount that a shareholder desires. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

Non-Diversified Status — The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Leverage Risk — The Fund does not generally intend to utilize leverage, however, the Fund is permitted to and may, in the sole discretion of the Investment Manager, leverage its investment positions, when deemed appropriate by the Investment Manager for any reason. Furthermore, the strategies implemented by the Portfolio Funds typically are leveraged. While leverage presents opportunities for increasing the total return on investments, it has the effect of potentially increasing losses as well. Accordingly, any event which adversely affects the value of an investment could be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the investment were not leveraged.

Market Risk — Market risk arises primarily from changes in the market value of financial instruments. Exposure to market risk is influenced by a number of factors, including the relationships between financial instruments, and the volatility and liquidity in the markets in which the financial instruments are traded. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally, the value of Funds’ investments, and overall performance of the Fund. In many cases, the use of financial instruments serves to modify or offset market risk associated with other transactions, and accordingly, serves to decrease the Fund’s overall exposure to market risk. The Fund attempts to control its exposure to market risk through various analytical monitoring techniques.

5.   INVESTMENTS BY THE FUND

The Fund, generally, has the ability to liquidate its investments periodically, depending on the type of investment, and for the Portfolio Funds, depending on the provisions of the respective Portfolio Fund’s governing agreements. Contribution requirements may also vary based on each Portfolio Fund’s governing agreements. Investment advisors who operate Portfolio Funds in which the Fund invests, receive fees for their services. The fees include management fees, performance allocations and direct expenses based upon the NAV of the Fund’s investment. These fees are deducted directly from the trading account or Portfolio Fund investment balance in accordance with an advisory or limited partnership agreement. The management fees ranged from 0%–2% (with possible performance or high water mark fees ranging from 0% to 20%).

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ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements (Continued)
March 31, 2025

5.   INVESTMENTS BY THE FUND (Continued)

The Fund can liquidate or redeem the marketable securities and open-end investment companies on a daily basis, and there are no restrictions or limitations placed on such investments. Additionally, the terms of the Portfolio Funds’ governing documents generally provide for restrictions on transferability, minimum holding periods or lock-ups, the suspension of redemptions/withdrawals or the institution of gates on redemptions/withdrawals, at the discretion of the Portfolio Funds’ Managers, and as a result, the Fund may not be able to redeem/withdraw from an investment in a Portfolio Fund without continued exposure to changes in valuations, which could be material.

The Fund’s share of Portfolio Funds that were 5% or more of its net assets as of March 31, 2025 is as follows:

Investment (Description of Strategy)	Percentage of NAV	Fair Value	Redemptions Permitted/Restrictions
Prime Property Fund, LLC (Private Real Estate Fund)(a)	7.0%	$12,513,220	Quarterly withdrawals (90 days’ notice required)
CBRE U.S. Core Partners, LP (Private Real Estate Fund)(a)	6.7%	$12,034,314	Quarterly withdrawals (60 days’ notice required)
HighBrook Property Fund IV (TEF), (Private Real Estate Fund)(a)	6.3%	$11,226,144

6 year term starting October 2022 subject to two one-year extensions with Advisory Board approval and further one-year extensions with limited partner approval; redemptions are generally not permitted, but the general partner makes distributions from the sales of the underlying assets

GI Data Infrastructure Fund L.P. (Infrastructure)(b)	6.2%	$11,130,906

12 year term starting December 2020 subject to two one-year extensions at the discretion of GP and further extensions with Advisory Board or limited partner approval; redemptions are generally not permitted, but the general partner makes distributions from the sales of the underlying assets

Bayview MSR Opportunity Offshore, L.P. (Private Credit)(c)	6.0%	$10,772,428	Quarterly withdrawals (180 days’ notice required) subject to 3.75% investor level gate

(a)      This strategy includes the funds that invest in real estate opportunities.

(b)      This strategy includes the funds that invest in broad range of infrastructure and infrastructure-related assets such as regulated assets (including but not limited to electricity transmission and distribution facilities, gas distribution systems, water distribution and waste water collection and processing facilities), transportation assets (including but not limited to toll roads, airports, seaports and railway lines), and communications assets (including but not limited to data centers, broadcast and wireless towers, fiber/broadband and satellite networks).

(c)      This strategy includes the funds that focus on investment opportunities in private debt issued to finance various real estate projects and seek to achieve attractive, risk-adjusted absolute returns.

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ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements (Continued)
March 31, 2025

5.   INVESTMENTS BY THE FUND (Continued)

As of March 31, 2025, certain of the Fund’s investments were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Fund owns 5% or more of the investment’s total capital. The activity resulting from investments in these investments, including dividend income as well as realized gains and losses, is identified in the Consolidated Statement of Operations as transactions with affiliated investments. A listing of these affiliated investments (including activity during the year ended March 31, 2025) is shown below:

Investments(1)	Fair Value 3/31/2024	Purchases	Proceeds From Sales or Other Dispositions	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value 3/31/2025	Dividend Income
GEM Realty Securities Flagship, L.P.(2)	$12,876,263	$—	$(13,400,534)	$867,252	$(342,981)	$—	$—
Paladin Realty Brazil Investors III (US-A), L.P.	50,226	—	—	—	(199)	50,027	—
Total Affiliated Investments	$12,926,489	$—	$(13,400,534)	$867,252	$(343,180)	$50,027	$—

(1)      Investments do not issue units or shares.

(2)      Affiliated security as of March 31, 2024, but no longer meeting the definition to be considered an affiliated investment as of March 31, 2025. The Proceeds From Sales or Other Dispositions column includes current value of prior period affiliated holdings that are no longer affiliated as of year-end. The security is held in the portfolio, see the Schedule of Investments for current value.

6.   INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS AND AFFILIATES

Investment Management Fee — The Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund. Pursuant to an investment management agreement (the “Investment Management Agreement”), the Fund pays the Investment Manager a quarterly Investment Management Fee equal to 0.50% on an annualized basis of the Fund’s NAV as of each quarter-end. NAV means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. For purposes of determining the Investment Management Fee payable to the Investment Manager for any quarter, NAV will be calculated prior to any reduction for any fees and expenses of the Fund for that quarter, including, without limitation, the Investment Management Fee payable to the Investment Manager for that quarter, and before giving effect to any repurchase of Shares in the Fund effective as of that date. For the year ended March 31, 2025, the Fund incurred $940,994 in management fees.

The Investment Manager has entered into an investment management fee limitation agreement (the “Management Fee Limitation Agreement”) with the Fund, whereby, effective August 1, 2024, the Investment Manager has agreed to waive 0.33% of its Investment Management Fee. Prior to August 1, 2024, the waiver was 0.40%. The Management Fee Limitation Agreement automatically renews for consecutive one-year terms (each, a “Current

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ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements (Continued)
March 31, 2025

6.   INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS AND AFFILIATES (Continued)

Term”). Neither the Fund nor the Investment Manager may terminate the Management Fee Limitation Agreement during the Current Term. The Investment Management Fee waiver is not subject for recoupment. For the year ended March 31, 2025, the Fund waived $664,583 in Investment Management Fees.

Certain officers of the Fund are employees of the Investment Manager and are not paid by the Fund for the services they provide to the Fund.

Reimbursement by Investment Manager  —  As a result of the Fund’s failure to qualify as a RIC, the Investment Manager has made a conclusion that the calculation of the NAVs upon which the shareholders transacted during the period from December 31, 2021 through June 30, 2023 (the “overstatement period”) did not properly account for the tax liability during the period. The shareholder transactions that were negatively impacted during the overstatement period were reprocessed. The Fund did not claw back the overpayment amount from positively impacted shareholders. Instead, during the year ended March 31, 2025 the Investment Manager made a contribution in the amount of $456,720 to the Fund for the overpayment to make the Fund whole, which was recorded during the fiscal years ended March 31, 2022, March 31, 2023 and March 31, 2024 in the amounts of $82,582, $344,460 and $29,678, respectively.

Furthermore, during the year ended March 31, 2024 the Fund recorded and the Investment Manager contributed to the Fund $1,252,244, which is equal to the income tax expense paid as a result of the Fund not qualifying as a RIC for the tax year ended October 31, 2022.

Administrative Services Fee — Pursuant to an administrative services agreement with the Fund, the Investment Manager is entitled to a fee calculated at an annual rate of 0.10%, payable quarterly in arrears, based upon the Fund’s net assets as of quarter-end for providing administrative services to the Fund. Such services include the review of shareholder reports and other filings with the SEC; oversight of the Fund’s primary service providers; periodic due diligence reviews of the Fund’s primary service providers; coordination and negotiation of all of the contracts and pricing relating to the Fund’s primary service providers, with the advice of Fund counsel; providing information to the Board relating to the review and selection of the Fund’s primary service providers; and all such other duties or services necessary for the appropriate administration of the Fund that are incidental to the foregoing services. For the year ended March 31, 2025, the Fund incurred $188,199 in administrative services fees.

Distributor — Distribution Services, LLC (formerly, UMB Distribution Services, LLC) is the distributor (also known as principal underwriter) of the Shares of the Fund and acts as the agent of the Trust in connection with the continuous offering of Shares of the Fund. Effective December 6, 2024, UMB Distribution Services, LLC, a wholly owned subsidiary of UMB Fund Services, Inc., was acquired by ACA Group and as a result of the transaction changed its name to Distribution Services, LLC.

Administrator — UMB Fund Services, Inc. (the “Administrator”) serves as administrator to the Fund and provides certain administrative, tax, clerical, bookkeeping and investor related services. For these services the Administrator receives a quarterly fee, as well as reasonable out of pocket expenses. For the year ended March 31, 2025, the Fund incurred $193,219 in administration fees.

Certain trustees and officers of the Fund are employees of the Administrator and are not paid by the Fund for the services they provide to the Fund.

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ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements (Continued)
March 31, 2025

6.   INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS AND AFFILIATES (Continued)

Custodian — UMB Bank, n.a. (the “UMB Bank”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the UMB Bank or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the UMB Bank an asset based fee.

Chief Compliance Officer — Vigilant Compliance, LLC (“Vigilant”) provides Chief Compliance Officer (“CCO”) services to the Fund. An officer of the Fund is an employee of Vigilant.

Guarantees and Indemnification — In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7.   CAPITAL CONTRIBUTIONS AND WITHDRAWALS

The Fund will generally offer Shares for purchase as of the first business day of each calendar quarter, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. At the discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so, the Fund intends to provide a limited degree of liquidity for the Shareholders by conducting repurchase offers generally quarterly with a valuation date on or about March 31, June 30, September 30 and December 31 of each year. Each repurchase offer ordinarily will be limited to the repurchase of approximately 5% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. No Shareholder will have the right to require the Fund to redeem its Shares.

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ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements (Continued)
March 31, 2025

8.   FEDERAL TAX INFORMATION

At March 31, 2025, the cost of investments on a tax basis and gross unrealized appreciation/(depreciation) on investments for federal income tax purposes were as follows:

Cost of investments	$159,043,677

Gross unrealized appreciation	37,616,441
Gross unrealized depreciation	(4,941,681)
Net unrealized appreciation on investments	$32,674,760

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on investments.

U.S. GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. Permanent differences in book and tax accounting are attributable to net operating losses, reversal of consolidation of Subsidiary income and true up of distribution character for the tax year ended September 30, 2024, and to nondeductible current and deferred income tax expenses for the fiscal year ended March 31, 2025. The following amounts have been reclassified to paid-in capital and total distributable earnings/(losses):

	Increase (Decrease)
	Paid-In Capital	Total Distributable Earnings (Loss)
Tax Year Ended September 30, 2024	$(6,055,193)	$6,055,193
Fiscal Year Ended March 31, 2025	(951,273)	951,273

See Note 2 — Federal Income Taxes for additional information related to the significant considerations in the evaluation of the Fund’s qualification as a RIC. The Fund qualified as a RIC for income tax purposes for the tax year ended September 30, 2024.

As of September 30, 2024, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed ordinary income	$1,985,859
Undistributed long-term capital gains	2,201,008
Tax Accumulated earnings	4,186,867
Accumulated capital and other losses	—
Unrealized appreciation on investments	37,567,244
Total distributable earnings	$41,754,111

The tax character of distributions is disclosed for the Fund’s tax year, not the fiscal year, as it represents final and accurate information. There were no distributions paid by the Fund during the tax year ended September 30, 2024.

The current taxes reflect the estimated tax liability of the Fund as of March 31, 2025, based on taxable income of the Subsidiary. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities of the Subsidiary for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of the available evidence, it is more likely than not that all of the deferred income tax asset will not be realized.

25

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements (Continued)
March 31, 2025

8.   FEDERAL TAX INFORMATION (Continued)

Currently, the federal income tax rate for a corporation is 21% and blended state tax rate net of Federal benefit is 6.71%. As of March 31, 2025, the Fund recorded a net deferred tax liability for the investments of the Subsidiary. Should a net deferred tax asset exist in the future, the Fund will assess whether a valuation allowance should be booked to reserve against that asset.

The Fund’s current and deferred tax (expense)/benefit as of March 31, 2025 consist of the following:

Current Tax (Expense) Benefit
Federal	$(2,309,069)
State	(737,802)
Total Current Tax (Expense) Benefit	(3,046,871)
Deferred Tax (Expense) Benefit
Federal	1,588,147
State	507,451
Total Deferred Tax (Expense) Benefit	2,095,598
Total Income Tax (Expense) Benefit	$(951,273)

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax liability
Net unrealized gain on investments	$(513,637)
Net Deferred Tax Asset/(Liability)	$(513,637)

Total income tax (expense)/benefit (current and deferred) differs from the amount computed by applying the federal and state statutory income tax rates to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Federal income tax (expense)/benefit at statutory rate	$(2,664,097)
State income tax (expense)/benefit (net of federal benefit)	(851,242)
Effect of RIC operations not subject to tax	2,452,794
Permanent differences, net	(561)
Prior period adjustment	111,833
Net Income Tax (Expense) Benefit	$(951,273)

As it pertains to Subsidiary, the utilization of net operating losses in future years is limited to the lesser of all available net operating losses or 80% of taxable income before net operating loss utilization. For the tax year ended September 30, 2024, the Subsidiary did not utilize any net operating losses.

Capital losses incurred during the year by a C corporation can be carried back three years or forward five years. During the tax year ended October 31, 2023, the Fund incurred capital losses. As a result, the Fund carried back approximately $3,597,370 of the incurred capital losses and has recorded an estimated tax benefit in the amount of $755,488.

26

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
Notes to Consolidated Financial Statements (Continued)
March 31, 2025

9.   INVESTMENT TRANSACTIONS

For the year ended March 31, 2025, the total purchases and total proceeds from sale, redemption or other disposition of investments, excluding cash equivalents, amounted to $104,664,097 and $95,591,267, respectively.

10. COMMITTED REPURCHASE AGREEMENT FACILITY

The Fund entered into a one-year term committed repurchase agreement facility with UMB Bank on March 6, 2025. The purpose of the facility is to finance temporarily the repurchase or redemption of Shares of the Fund. The Fund may borrow up to 10% of the Fund’s assets in the Fund’s custody account or $15,000,000, whichever is less. As collateral, the Fund will transfer to UMB Bank cash or cash equivalents (“Cash Collateral”) or eligible marketable securities (“Non-Cash Collateral”) under the repurchase agreement transaction. UMB Bank will maintain Cash Collateral at 100% and/or Non-Cash Collateral at 200% of the prior day’s market value of the repurchase agreement transaction. The Fund is charged interest for borrowing under this agreement. The interest is calculated using the Federal Funds Target Range — Upper Bound (FDTR Index) plus 150 basis points. The annual facility fee is $52,000, which will be amortized over one year period ending March 5, 2026. The facility fee amortized during the period March 6, 2025 through March 31, 2025, is disclosed on the Statement of Operations. During the year ended March 31, 2025, the Fund did not borrow from the committed repurchase agreement facility.

11. SUBSEQUENT EVENTS

The Fund has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to or disclosure in the financial statements.

27

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
report of independent registered public accounting firm

To the Shareholders and Board of Trustees of

Aspiriant Risk-Managed Real Assets Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Aspiriant Risk-Managed Real Assets Fund (the “Fund”) as of March 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights (consolidated as applicable) for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2025, by correspondence with the custodians and underlying issuers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

May 30, 2025

28

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
OTHER INFORMATION
March 31, 2025 (Unaudited)

BOARD CONSIDERATION OF THE INVESTMENT MANAGEMENT AGREEMENT

At a meeting of the Board of Trustees (the”Board”) held on March 4, 2025 and March 5, 2025 (the “Meeting”), by a unanimous vote, the Board, including a majority of Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved the continuation of the Investment Management Agreement between Aspiriant, LLC (the “Investment Manager”) and the Fund.

In advance of the Meeting, the Independent Trustees requested and received materials from the Investment Manager to assist them in considering the approval of the Investment Management Agreement. The Independent Trustees reviewed reports from third parties and management about the below factors, including a fund comparison report compiled by an independent third-party provider of investment company data, that included information comparing the Fund’s performance, fees and expenses with those of a group of peer funds selected by the independent third-party provider. The Board did not consider any single factor as controlling in determining whether to approve the Investment Management Agreement nor are the items described herein all-encompassing of the matters considered by the Board. Pursuant to relief granted by the U.S. Securities and Exchange Commission in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the Meeting was held by videoconference.

The Board engaged in a detailed discussion of the materials with management of the Investment Manager. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreement.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board reviewed and considered the nature and extent of the investment management services provided by the Investment Manager to the Fund under the Investment Management Agreement, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Investment Manager to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board reviewed and considered the qualifications of the portfolio managers and other key personnel of the Investment Manager who provide the investment management and administrative services to the Fund. The Board determined that the Investment Manager’s portfolio managers and key personnel are well-qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Investment Manager’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund by the Investment Manager was satisfactory.

PERFORMANCE

The Board considered the investment performance of the Investment Manager with respect to the Fund. The Board considered the performance of the Fund as compared to the performance of several key indices for each year since the Fund’s inception, as well as the one- and three-year periods through September 30, 2024. The Board also considered the overall performance of the Fund, noting that the Investment Manager did not currently manage any other funds with similar investment objectives and strategies as the Fund. The Board further considered performance information of the Fund relative to performance information provided for comparable peer funds identified within the FUSE Report. The Board concluded that, on the basis of the information provided within the FUSE Report, that the Fund’s performance was satisfactory and within the range of comparable peer funds identified.

29

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
OTHER INFORMATION (Continued)
March 31, 2025 (Unaudited)

BOARD CONSIDERATION OF THE INVESTMENT MANAGEMENT AGREEMENT (Continued)

FEES AND EXPENSES

The Board reviewed the advisory fee rate and total expense ratio of the Fund. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data provided within the FUSE Report. The Board noted that the advisory fees were lower than the advisory fees payable by other comparable peer funds identified. In addition, the Board noted that the Investment Manager may waive fees and/or reimburse expenses of the Fund pursuant to a contractual expense reimbursement agreement. The Board concluded that the advisory fees paid by the Fund were lower than the comparable peer funds identified and reasonable and satisfactory in light of the services provided.

BREAKPOINTS AND ECONOMIES OF SCALE

The Board reviewed the structure of the Fund’s investment management fee under the Investment Management Agreement, noting that there were no breakpoints. The Board considered the Fund’s advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

PROFITABILITY OF INVESTMENT ADVISER

The Board considered and reviewed information concerning the costs incurred and profits realized by the Investment Manager from its relationship with the Fund. The Board also reviewed the Investment Manager’s financial condition and noted that the financial condition appeared stable. The Board determined that the advisory fees and the compensation to the Investment Manager was reasonable, and the financial condition was adequate.

ANCILLARY BENEFITS AND OTHER FACTORS

The Board also discussed other benefits to be received by the Investment Manager from its management of the Fund including, without limitation, the ability to market its advisory services for similar products in the future. The Board noted that the Investment Manager did not have affiliations with the Fund’s transfer agent, fund accountant, custodian, or distributor and, therefore, did not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

GENERAL CONCLUSION

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the continuance of the Investment Management Agreement.

30

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
OTHER INFORMATION (Continued)
March 31, 2025 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-877-997-9971 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Fund’s website at www.aspiriantfunds.com.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, upon request, by calling 1-877-997-9971 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
FUND MANAGEMENT
March 31, 2025 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information is set forth below. The Fund’s Statement of Additional Information includes additional information about the members of the Board.

INDEPENDENT TRUSTEES
NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
David G. Lee Year of Birth: 1952	Chairman and Trustee	Indefinite; Chairman since May 2019; Trustee since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	26	None
Robert Seyferth Year of Birth: 1952	Trustee	Indefinite; Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	26	None
Gary E. Shugrue Year of Birth: 1954	Trustee	Indefinite; Since September 2021	Retired (since 2023); Managing Director, Veritable LP (investment advisory firm) (2016 – 2023); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	26	Trustee, Quaker Investment Trust (3 portfolios) (registered investment company).

32

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
FUND MANAGEMENT (Continued)
March 31, 2025 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Terrance P. Gallagher*** Year of Birth: 1958	Trustee	Indefinite; Since June 2020	Executive Vice President and Trust Platform Director, UMB Fund Services, Inc. (2024-Present); President and Trustee, Investment Managers Series Trust II (registered investment company) (2013-Present); Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007-2023).	26	Trustee, Investment Managers Series Trust II (32 portfolios) (registered investment company)
Benjamin Schmidt Year of Birth: 1976	President Treasurer	Indefinite; Since August 2024 From April 2021 – August 2024	Director, Aspiriant, LLC (2015-present); Assistant Treasurer; Chief Compliance Officer; Anti-Money Laundering Officer, Aspiriant Trust (2015-Present).	N/A	N/A
Laura Boucher Year of Birth: 1981	Treasurer	Indefinite; Since August 2024	Senior Manager, Fund Administration, Aspiriant, LLC (2015-Present).	N/A	N/A
	Assistant Treasurer	From April 2021 – August 2024
Jason Stujenske Year of Birth: 1985	Assistant Treasurer	Indefinite; Since August 2024	Manager, Fund Administration, Aspiriant, LLC (2016-Present).	N/A	N/A
Bernadette Murphy Year of Birth: 1964	Chief Compliance Officer	Indefinite; Since June 2022	Director, Vigilant Compliance, LLC (investment management services firm) (2018-Present).	N/A	N/A

33

ASPIRIANT RISK-MANAGED REAL ASSETS FUND
FUND MANAGEMENT (Continued)
March 31, 2025 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX** OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEES
Ann Maurer Year of Birth: 1972	Secretary	Indefinite; Since Inception

Senior Vice President, Client Services (2017-Present); Vice President, Senior Client Service Manager (2013-2017); Assistant Vice President, Client Relations Manager (2002-2013); UMB Fund Services, Inc.

				N/A	N/A

*    Address for Trustees and Officers: c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212.

**    As of March 31, 2025, the fund complex consists of the Fund, AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC, Felicitas Private Markets Fund, First Trust Alternative Opportunities Fund, First Trust Enhanced Private Credit Fund, First Trust Hedged Strategies Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, FT Vest Hedged Equity Income Fund: Series A2, FT Vest Hedged Equity Income Fund: Series A3, FT Vest Hedged Equity Income Fund: Series A4, FT Vest Rising Dividend Achievers Total Return Fund, FT Vest Total Return Income Fund: Series A2, FT Vest Total Return Income Fund: Series A3, FT Vest Total Return Income Fund: Series A4, Infinity Core Alternative Fund, Keystone Private Income Fund, Pender Real Estate Credit Fund, Variant Alternative Income Fund, Variant Alternative Lending Fund and Variant Impact Fund.

***    Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administrator.

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ASPIRIANT RISK-MANAGED REAL ASSETS FUND

INVESTMENT MANAGER
Aspiriant, LLC
11100 Santa Monica Blvd., Suite 600
Los Angeles, CA 90025

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

FUND COUNSEL
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996

CUSTODIAN BANK
UMB Bank, n.a.
1010 Grand Blvd.
Kansas City, MO 64106

TRANSFER AGENT / ADMINISTRATOR
UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

DISTRIBUTOR

Distribution Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(e)	Not applicable.

(f)	The registrant has included with this filing, pursuant to Item 19(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined in Form N-CSR Item 3(a)(2).

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Fiscal year ended March 31, 2024	$55,000
Fiscal year ended March 31, 2025	$55,000

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Fiscal year ended March 31, 2024	None
Fiscal year ended March 31, 2025	None

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The tax services provided include review and signing of the registrant’s income and excise tax returns, and review of excise distribution calculations.

Fiscal year ended March 31, 2024	$38,350
Fiscal year ended March 31, 2025	$39,900

(d) All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

Fiscal year ended March 31, 2024	None
Fiscal year ended March 31, 2025	None

(e) Audit Committee’s pre-approval policies and procedures.

(1) The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.

(2) None of the principal accountant’s fees or services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the past two fiscal years.

Fiscal year ended March 31, 2024	$38,350
Fiscal year ended March 31, 2025	$39,900

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Reports to Stockholders filed under item 1(a) of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund invests substantially all of its investable assets in Investment Funds. While it is unlikely that the Fund will receive notices or proxies from Investment Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), to the extent that the Fund does receive such notices or proxies and the Fund has voting interests in such Investment Funds, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Manager. The Investment Manager will vote such proxies in accordance with its proxy policies and procedures.

The Investment Manager’s proxy policies and procedures require that the Investment Manager vote proxies received in a manner reasonably believed to be in the best interests of the Fund and its shareholders and not affected by any material conflict of interest. The Investment Manager considers shareholders’ best economic interests over the long term (i.e., considers the common interest of all shareholders over time). Although shareholders may have differing political or social interests or values, their economic interest is generally uniform.

The Investment Manager has adopted proxy voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Fund generally invests and may be revised in the Investment Manager’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, the Investment Manager may conduct research internally and/or use the resources of an independent research consultant. The Investment Manager may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management.

The Investment Manager acknowledges its responsibility to identify material conflicts of interest related to voting proxies. The Investment Manager’s employees are required to disclose to the Investment Manager’s chief compliance officer any personal conflicts, such as officer or director positions held by them, their spouses or close relatives, in any publicly traded company. Conflicts based on business relationships with the Investment Manager or any affiliate will be considered only to the extent that the Investment Manager has actual knowledge of such relationships. The Investment Manager then takes appropriate steps to address identified conflicts.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. The Investment Manager may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate the Investment Manager to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise.

The Investment Manager will not discuss with members of the public how it intends to vote on any particular proxy proposal.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at (877) 997-9971 or (ii) by visiting the SEC’s website at https://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following is biographical information about the members of Aspiriant, LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management of the Aspiriant Risk-Managed Real Assets Fund as of June 6, 2025 are below:

John Allen, CFA

Mr. Allen is Chief Investment Officer (“CIO”) at the Investment Manager. Mr. Allen joined the Investment Manager as CIO in 2014. Prior to joining the Investment Manager, he was a senior member of the client service team at Grantham, Mayo, Van Otterloo (“GMO”) from 2009 to 2014. Prior to joining GMO, Mr. Allen was Head of Investments at a large family office. He began working in the financial services industry in the investment banking department at Donaldson, Lufkin & Jenrette and business consulting practice of Stern Stewart & Company. Mr. Allen is a graduate of the University of Virginia.

Marc Castellani, CFA, CAIA, CIMA

Mr. Castellani is Managing Director of Investment Strategy & Research at the Investment Manager. Mr. Castellani joined the Investment Manager in 2015. Prior to joining the Adviser, he worked at J.P. Morgan Private Bank in Los Angeles from 2012 to 2015. Prior to joining J.P. Morgan Private Bank, he worked at U.S. Trust from 2010 to 2012. Previously, Mr. Castellani was a senior investment banker in the Merger and Acquisitions departments of J.P. Morgan and Banc of America Securities. He began his career in the financial services industry as an Associate in the corporate finance advisory practice of Stern Stewart & Company. Mr. Castellani is a graduate of Cornell University and holds a M.B.A from the University of Rochester.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about accounts, other than the Fund, of the personnel of Aspiriant, LLC (the “Investment Manager”), who are primarily responsible for the day-to-day portfolio management (the “Portfolio Managers”) as of March 31, 2025.

	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
1. John Allen	Registered Investment Companies:	5	$3,912	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0
2. Marc Castellani	Registered Investment Companies:	5	$3,912	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	0	$0	0	$0

Conflicts of Interest

While the compensation of Portfolio Managers is not tied directly to the performance of a Fund, the Portfolio Managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Manager could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Investment Manager has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. The Investment Manager’s trade allocation policy is to aggregate client transactions, including the Fund’s, where possible when it is believed that such aggregation may facilitate the Investment Manager’s duty of best execution. Client accounts for which orders are aggregated receive the average price of such transaction. Any transaction costs incurred in the transaction are shared pro rata based on each client’s participation in the transaction. The Investment Manager generally allocates securities among client accounts according to each account’s pre-determined participation in the transaction. The Investment Manager’s policy prohibits any allocation of trades that would favor any proprietary accounts, affiliated accounts, or any particular client(s) or group of clients more over any other account(s). The Investment Manager prohibits late trading, frequent trading and/or market timing in the Funds and monitors trades daily to ensure this policy is not violated.

(a)(3) Compensation Structure of Portfolio Manager

As of March 31, 2025, the Portfolio Managers are compensated with base compensation, bonus (a percentage of base compensation), and a share purchase incentive (bonus based on percentage of profit of the Investment Manager divided by shareholders per capita).

(a)(4) Disclosure of Securities Ownership

As of March 31, 2025, none of the portfolio managers beneficially owned any shares of the Fund.

(b) Not applicable.

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not engage in securities lending activities.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1)	Code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2. Filed herewith.

(2)	Not applicable.

(3)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(4)	Not applicable.

(5)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17CFR 270.30a-2(b)). Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Aspiriant Risk-Managed Real Assets Fund

By	/s/ Benjamin Schmidt
Title	Benjamin Schmidt, President and Principal Executive Officer

Date	6/6/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Benjamin Schmidt
Title	Benjamin Schmidt, President and Principal Executive Officer

Date	6/6/2025

By	/s/ Laura Boucher
Title	Laura Boucher, Treasurer and Principal Financial Officer

Date	6/6/2025